UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 14, 2009
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive
Lake Forest, Illinois 60045
(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 14, 2009, at the annual meeting of shareholders, the shareholders of Hospira, Inc. approved amendments to the Hospira 2004 Long-Term Stock Incentive Plan (“2004 Stock Plan”).  Amendments to the 2004 Stock Plan were adopted by Hospira’s Board of Directors on March 3, 2009, subject to shareholder approval at the annual meeting.

The 2004 Stock Plan is administered by the Compensation Committee and provides for the grant of stock option awards, stock appreciation rights, restricted stock awards and other cash and stock-based awards to our employees and directors, including our executive officers.  The 2004 Stock Plan was amended to extend the term of the 2004 Stock Plan by 10 years to May 14, 2019, and to increase the number of shares that may be granted during the life of the 2004 Stock Plan by 13,000,000 shares.  Other amendments were made to the 2004 Stock Plan to ensure that it conforms to best practices.

For a more detailed description of the 2004 Stock Plan, as amended, see Hospira’s 2009 Proxy Statement, filed with the Securities and Exchange Commission on March 30, 2009.  The foregoing description of the 2004 Stock Plan, as amended, is qualified in its entirety by the full text of the plan, which was included as Exhibit A to the 2009 Proxy Statement and is incorporated by reference into this Current Report on Form 8-K as Exhibit 10.1.

Item 8.01                                            Other Events

At the annual meeting of shareholders on May 14, 2009, the following matters were acted upon:

•                  Christopher B. Begley, Barbara L. Bowles, Roger W. Hale, and John C. Staley were elected to Hospira’s board of directors, with a term expiring at the 2012 annual meeting and Heino von Prondzynski was elected to Hospira’s board of directors, with a term expiring at the 2010 annual meeting.

•                  The appointment of Deloitte & Touche LLP as Hospira’s auditors for 2009 was ratified.

•                  As summarized in Item 5.02 above, the amendments to the Hospira 2004 Long-Term Stock Incentive Plan were approved.

The voting results on each proposal are as follows:

1.             Election of Directors

	For	Withhold

Christopher B. Begley	136,973,408	4,054,898
Barbara L. Bowles	137,860,541	3,167,765
Roger W. Hale	137,416,748	3,611,558
John C. Staley	137,888,934	3,139,372
Heino von Prondzynski	138,143,094	2,885,212

2.                                       Ratification of Auditors

For	Against	Abstain

140,619,079	285,015	124,212

3.                                       Approval of Amendments to Hospira’s 2004 Long-Term Stock Incentive Plan

For	Against	Abstain

98,913,087	27,998,751	235,961

Item 9.01                                            Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Exhibit

10.1

Hospira 2004 Long-Term Stock Incentive Plan (As Amended Effective as of May 14, 2009) (incorporated by reference to Exhibit A to Hospira’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2009).

10.2

Form of Notice of Award and Award Agreement for Restricted Stock Units and Election Deferral Form (incorporated by reference to Exhibit 10.1 to Hospira’s Quarterly Report on Form 10-Q for the Quarter ended March 31, 2009).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto duly authorized.

HOSPIRA, INC.

Dated: May 18, 2009	/s/ Brian J. Smith
	By:	Brian J. Smith
	Its:	Senior Vice President, General Counsel and Secretary